Exhibit 10(a)

EXECUTION VERSION

AMENDED & RESTATED SETTLEMENT AGREEMENT

This settlement agreement (this “Settlement Agreement”), is made and entered into as of September 11, 2015, by and among the following parties:

(a)	Energy Future Holdings Corp., a Texas corporation (“EFH”); (ii) Energy Future Intermediate Holding Company LLC (“EFIH”), a Delaware limited liability company and a direct, wholly-owned subsidiary of EFH; (iii) EFH Corporate Services Company (“EFH Corporate Services”), a Delaware corporation and a direct, wholly-owned subsidiary of EFH; (iv) EFIH Finance Inc. (“EFIH Finance”), a Delaware corporation and a direct, wholly-owned subsidiary of EFIH; (v) Energy Future Competitive Holdings Company LLC (“EFCH”), a Delaware limited liability company and a direct, wholly-owned subsidiary of EFH; (vi) Texas Competitive Electric Holdings Company LLC (“TCEH”), a Delaware limited liability company and a direct, wholly-owned subsidiary of EFCH; (vii) each of TCEH’s direct and indirect subsidiaries listed on the signature pages hereto (the “TCEH Subsidiaries,” and together with TCEH and EFCH, the “TCEH Debtors”); and (viii) each of EFH’s other direct and indirect subsidiaries listed on the signature pages hereto (each of the foregoing entities identified in subclauses (i) through (viii) a “Debtor” and, collectively, the “Debtors”);

(b)	Texas Energy Future Holdings Limited Partnership (“Texas Holdings”), a Texas limited partnership, which holds approximately 99.26% of the outstanding EFH Interests;

(c)	Texas Energy Future Capital Holdings LLC, a Delaware limited liability company and the general partner of Texas Holdings (“TEF”);

(d)	Kohlberg Kravis Roberts & Co., L.P., TPG Capital, L.P. and Goldman, Sachs & Co. (collectively, the “Sponsor Managers”), on their own behalf and on behalf of funds or accounts managed or advised by the Sponsor Managers that hold direct or indirect interests in Texas Holdings, TEF or EFH (collectively, the “Sponsors” and, together with Texas Holdings and TEF, the “Settling Interest Holders”);

(e)

the undersigned beneficial holders or investment advisors or managers for such beneficial holders or discretionary accounts of such beneficial holders (collectively, the “Settling TCEH First Lien Creditors”) that hold claims against the TCEH Debtors (i) under that certain Credit Agreement, dated as of October 10, 2007 (the “TCEH Credit Agreement”), by and among, inter alia, TCEH, as borrower, EFCH and the TCEH Subsidiaries, as guarantors, Wilmington Trust, N.A., as successor administrative agent and collateral agent (the “TCEH First Lien Agent”), and the lenders from time to time party thereto, (ii) arising out of the 11.50% fixed senior secured notes due October 1, 2020 (the “TCEH First Lien Notes”) issued pursuant to that certain Indenture (the “TCEH First Lien Indenture”), dated as of April 19, 2011, by and among, inter alia, TCEH and TCEH Finance, as issuers, EFCH and the TCEH Subsidiaries, as guarantors, and Delaware Trust Company (f/k/a CSC Trust Company of Delaware), as successor trustee, (iii) arising out of or related to the interest rate swaps entered into by TCEH and secured by a first lien on the same collateral as the claims arising under the TCEH Credit Agreement and the TCEH First Lien Indenture (the “TCEH First Lien Interest Rate

Swap Agreements”), and/or (iv) arising out of or related to the commodity hedges entered into by TCEH and secured by a first lien on the same collateral as the claims arising under the TCEH Credit Agreement and the TCEH First Lien Indenture (the “TCEH First Lien Commodity Hedge Agreements”) (all claims against the TCEH Debtors arising under or relating to the TCEH Credit Agreement, the TCEH First Lien Indenture, the TCEH First Lien Interest Rate Swap Agreements, and the TCEH First Lien Commodity Hedge Agreements, the “TCEH First Lien Claims”);

(f)	the undersigned beneficial holders or investment advisors or managers for such beneficial holders or discretionary accounts of such beneficial holders (collectively, the “Settling TCEH Unsecured Noteholders”) that hold claims against the TCEH Debtors arising out of the 10.25% Fixed Senior Notes due 2015 (including Series B) and 10.50%/11.25% Senior Toggle Notes due 2016 issued pursuant to that certain Indenture (the “TCEH Unsecured Notes Indenture”) dated as of October 31, 2007 by and among, inter alia, TCEH and TCEH Finance, as issuers, and EFCH and the TCEH Subsidiaries, as guarantors, and Law Debenture Trust Company of New York, as successor indenture trustee to The Bank of New York Mellon (the “TCEH Unsecured Notes Trustee”) (all such claims, the “TCEH Unsecured Note Claims”);

(g)	the undersigned beneficial holders or investment advisors or managers for such beneficial holders or discretionary accounts of such beneficial holders (collectively, the “Settling TCEH Second Lien Noteholders,” and together with the Settling TCEH First Lien Creditors and the Settling TCEH Unsecured Noteholders, the “Settling Creditors”) that hold claims against the TCEH Debtors arising out of the 15.0% Fixed Senior Secured Second Lien Notes due 2021 (including Series B) issued pursuant to that certain Indenture (the “TCEH Second Lien Notes Indenture”) dated as of October 6, 2010, by and among, inter alia, TCEH and TCEH Finance, as issuers, EFCH and the TCEH Subsidiaries, as guarantors, and Wilmington Savings Fund Society, as successor indenture trustee to The Bank of New York Mellon (the “TCEH Second Lien Notes Trustee”) (all such claims, the “TCEH Second Lien Note Claims,” and, together with the TCEH Unsecured Note Claims, the “TCEH Note Claims”); and

(h)	the statutory committee of unsecured creditors of the TCEH Debtors and EFH Corporate Services appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code by the Office of the United States Trustee for the District of Delaware on May 13, 2014 (the “TCEH Official Committee”).

Each Debtor, each Settling Interest Holder, each Settling TCEH First Lien Creditor, each Settling TCEH Unsecured Noteholder, the TCEH First Lien Agent (if made a Party hereto), the TCEH Unsecured Notes Trustee (if made a Party hereto), each Settling TCEH Second Lien Noteholder, the TCEH Second Lien Notes Trustee (if made a Party hereto) and the TCEH Official Committee is referred to herein as a “Party” and are collectively referred to herein as the “Parties.”

RECITALS

WHEREAS, on April 29, 2014 (the “Petition Date”), the Debtors commenced chapter 11 cases in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”), which chapter 11 cases are being jointly administered and are captioned In re Energy Future Holdings Corp., et al., Case No. 14-10979 (CSS) (the “Chapter 11 Cases”);

WHEREAS, from the outset of the Chapter 11 Cases, various parties in interest, including the ad hoc group of holders of TCEH Unsecured Note Claims (the “TCEH Unsecured Group”), the ad hoc consortium of holders of TCEH Second Lien Note Claims (the “TCEH Second Lien Group”), and the TCEH Official Committee, have alleged that various inter-Debtor and affiliate claims and causes of action exist, as well as estate claims and causes of action against holders of TCEH First Lien Claims;

WHEREAS, on June 6, 2014 the Bankruptcy Court entered that certain Final Order (A) Authorizing Use of Cash Collateral for Texas Competitive Electric Holdings Company LLC and Certain of Its Debtor Affiliates, (B) Granting Adequate Protection, and (C) Modifying the Automatic Stay [D.I. 855] (as it may be amended from time to time, the “Final Cash Collateral Order”), pursuant to which the Debtors stipulated to the validity, nature, and priority of the claims and liens of the TCEH First Lien Creditors and a deadline was established for parties in interest to file motions seeking standing to challenge the stipulations of the Debtors;1

WHEREAS, certain of the Parties and other parties in interest in the Chapter 11 Cases negotiated and agreed on procedures and parameters regarding discovery (the “Legacy Discovery”) in connection with the alleged inter-Debtor and affiliate claims and causes of action, which were approved by the Bankruptcy Court through entry of the Order Establishing Discovery Procedures in Connection with Legacy Discovery of Energy Future Holdings Corporation, its Affiliates, and Certain Third Parties and Other Related Matters [D.I. 1832] (the “Legacy Discovery Order”) on August 13, 2014;

WHEREAS, on September 16, 2014 the parties executed, and the Bankruptcy Court so-ordered, the Stipulation and Agreed Order Regarding a Protocol for Certain Case Matters [D.I. 2051] (as amended, the “Case Matters Protocol”), as amended by the Stipulation and Agreed Order Extending Dates in Order Regarding a Protocol for Certain Case Matters [D.I. 2760], dated November 13, 2014, the Stipulation and Agreed Order Extending Dates in Order Regarding a Protocol for Certain Case Matters [D.I. 4012], dated March 31, 2015, and the Stipulation and Agreed Order Extending Dates in Order Regarding a Protocol for Certain Case Matters [D.I. 5057], dated July 21, 2015, which impose a process to govern the investigation and filing by parties in interest of motions seeking standing to commence certain claims and causes of action;

[1]	The deadline for parties in interest to file motions seeking standing to challenge certain stipulations set forth in the Final Cash Collateral Order was subsequently extended by so-ordered stipulations dated August 8, 2014 [D.I. 1771], September 19, 2014 [D.I. 2083], November 5, 2014 [D.I. 2704], December 2, 2014 [D.I. 2916], January 27, 2015 [D.I. 3380], March 10, 2015 [D.I. 3857], April 17, 2015 [D.I. 4210], and July 9, 2015 [D.I. 4958].

WHEREAS, pursuant to the Legacy Discovery Order, certain of the Parties and other parties in interest in the Chapter 11 Cases engaged in Legacy Discovery over a period of several months;

WHEREAS, in November and December 2014, each of EFH, EFIH, and EFCH/TCEH, at the direction of their directors or managers that are disinterested with respect to matters on which there is an actual conflict of interest between such Debtor and another Debtor (the “Disinterested Directors”), retained separate counsel and financial advisors to advise and represent the applicable Debtor or Debtors with respect to such actual conflict matters, including potential inter-Debtor Claims;

WHEREAS, on February 19, 2015, the TCEH Official Committee filed the Motion of Official Committee of Unsecured Creditors for Entry of an Order Granting Exclusive Standing and Authority to Commence, Prosecute, and Settle Certain Claims for Declaratory Judgment, Avoidance and Recovery of Liens, Security Interests, Obligations, Fees, and Interest Payments, and Disallowance of Claims [D.I. 3593] (the “TCEH Committee Standing Motion”), whereby the TCEH Official Committee seeks standing to, among other things, challenge, on behalf of the TCEH Debtors’ estates, the validity, nature, and priority of certain of the claims and liens of, and obligations owed to, the TCEH First Lien Creditors;

WHEREAS, on February 19, 2015, the TCEH Unsecured Group filed the Motion of the Ad Hoc Group of TCEH Unsecured Noteholders for Entry of an Order Granting Standing and Authority to Commence, Prosecute, and Settle Certain Claims for Declaratory Judgment, Avoidance and Recovery of Liens, Security Interests, Obligations, Fees, and Interest Payments, and Disallowance of Claims [D.I. 3603] (the “TCEH Unsecured Group Standing Motion”), whereby the TCEH Unsecured Group also seeks standing to, among other things, challenge, on behalf of the TCEH Debtors’ estates, the validity, nature, and priority of the claims and liens of, and obligations owed to, the TCEH First Lien Creditors;

WHEREAS, on February 19, 2015, the statutory committee of unsecured creditors of EFH, EFIH, EFIH Finance, and EECI, Inc. appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code by the U.S. Trustee on October 27, 2014, filed the Motion of the EFH Official Committee for Entry of an Order Granting Derivative Standing and Authority to Prosecute and Settle Claims on Behalf of the Luminant Debtors’ Estates [D.I. 3605] (the “EFH Committee Standing Motion,” and together with the TCEH Committee Standing Motion and the TCEH Unsecured Group Standing Motion, the “Standing Motions”);

WHEREAS, on March 3, 2015, certain parties filed objections to the Standing Motions, including the Debtors, the TCEH First Lien Agent, certain holders of TCEH First Lien Claims, individually and as members of the ad hoc group of TCEH First Lien Creditors;

WHEREAS, in accordance with the Case Matters Protocol, on March 31, 2015, and on April 30, 2015, the TCEH Official Committee sent a letter to the Debtors identifying general categories of alleged claims and causes of action, including against other Debtors, the TCEH Debtors’ and the other Debtors’ directors and officers, and the Sponsors, belonging to the TCEH Debtors’ estates that the TCEH Official Committee may seek standing to pursue, including claims and causes of action for fraudulent transfers under state law and sections 544 and 548 of the Bankruptcy Code, preferential transfers under section 547 of the Bankruptcy Code, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, and/or unjust enrichment (the “TCEH Committee Litigation Letters”);

WHEREAS, on April 13, 2015, the Debtors, with the approval of the Disinterested Directors, filed in the Chapter 11 Cases the Joint Plan of Reorganization of Energy Future Holdings Corp., et al., Pursuant to Chapter 11 of the United States Bankruptcy Code [D.I. 4142] (the “Initial Plan”) and a related disclosure statement;

WHEREAS, the Initial Plan contemplated, among other things, a settlement negotiated by and between the Disinterested Directors of inter-Debtor claims (the “Disinterested Director Settlement”), pursuant to which any and all inter-Debtor claims and causes of action would be settled and released except for an allowed non-priority unsecured claim and an interest of TCEH against and in EFH which could receive a recovery of up to $805,000,000, and which, after subsequent amendment, was entitled to receive 50 percent of the distributable value up to $1,610,000,000 payable to EFH under a plan of reorganization; but the Disinterested Director Settlement did not establish how the proceeds of such allowed inter-Debtor Claim of TCEH would be allocated between and among TCEH First Lien Creditors and the unsecured creditors of TCEH;

WHEREAS, in accordance with the Case Matters Protocol, on April 30, 2015, the TCEH Unsecured Group sent a letter to counsel to the Debtors identifying general categories of alleged inter-Debtor and other claims and causes of action, including against other Debtors, the TCEH Debtors’ and the other Debtors’ directors and officers, and the Sponsors, belonging to the TCEH Debtors’ estates that the TCEH Unsecured Group may seek standing to pursue, including claims and causes of action for fraudulent transfers under state law and sections 544 and 548 of the Bankruptcy Code, preferential transfers under section 547 of the Bankruptcy Code, breaches of fiduciary duty, aiding and abetting breaches of fiduciary duty, breaches of contract, and unjust enrichment (the “TCEH Unsecured Group Litigation Letter,” and together with the TCEH Committee Litigation Letters, the “Litigation Letters”);

WHEREAS, on July 23, 2015, the Debtors, with the approval of the Disinterested Directors, filed in the Chapter 11 Cases the Amended Joint Plan of Reorganization of Energy Future Holdings Corp., et al., Pursuant to Chapter 11 of the Bankruptcy Code [D.I. 5078] and a related disclosure statement;

WHEREAS, on August 3, 2015, the Debtors, with the approval of the Disinterested Directors, filed in the Chapter 11 Cases the Second Amended Joint Plan of Reorganization of Energy Future Holdings Corp., et al., Pursuant to Chapter 11 of the Bankruptcy Code [D.I. 5197] (the “Second Amended Plan”);

WHEREAS, the Parties recognize that the outcome of the litigation in connection with the Standing Motions and the Litigation Letters may cause the Parties to incur significant costs and suffer significant delay in resolving their disputes, and the Parties seek to avoid the risks, cost and delay of litigating such disputes and have been, therefore, engaged in good faith negotiations with each other regarding settlement of such disputes;

WHEREAS, certain the Parties also have been engaged in good faith negotiations with each other regarding the terms of an alternative transaction or transactions (the “Restructuring Transactions”) to be implemented through a joint plan of reorganization for the Debtors (as it may be amended from time to time in accordance with the Plan Support Agreement (as defined below), the “Plan”) that would amend and replace the Second Amended Plan, and the Parties desire to pursue and support the Plan and Restructuring Transactions, subject to the terms and conditions set forth in that certain Plan Support Agreement, dated as of August 9, 2015, by and among the Debtors, the Settling Interest Holders, the Settling Creditors, the TCEH Official Committee, and certain other Entities (as amended, the “Plan Support Agreement”);

WHEREAS, certain of the Parties have also been engaged in Court-ordered mediation in an effort to consensually resolve, inter alia, the claims and causes of action that the TCEH Official Committee and the TCEH Unsecured Group sought to pursue in connection with the Standing Motions;

WHEREAS, as a result of their extensive arm’s-length negotiations, (a) the Parties have resolved to enter into this Settlement Agreement to settle all disputes, claims and causes of action, whether or not previously identified, and whether known or unknown, as described herein on the terms set forth herein, which upon entry of the Settlement Order, shall remain binding on all Parties regardless of whether the Plan is confirmed or consummated; and (b) the Parties have agreed, as part of the consideration for each Party’s agreement to enter into this Settlement Agreement, to enter into the Plan Support Agreement, pursuant to which the Parties agree, subject to the terms and conditions of the Plan Support Agreement, to pursue and support the Plan, and certain Parties agree that if the Plan is not consummated (and under certain other circumstances), then they will support an Alternative Restructuring (as defined in the Plan Support Agreement); and

WHEREAS, certain of the Parties entered into a settlement agreement, dated as of August 9, 2015, and desire to amend and restate such settlement agreement in accordance with the terms thereof as set forth in this Settlement Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals stated above, and the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Section 1. Definitions.

As used in this Settlement Agreement and for purposes of this Settlement Agreement only, the following terms have the following meanings; provided, that other capitalized terms used but not otherwise defined in this Settlement Agreement shall have the meanings ascribed to such terms in the Plan attached as Exhibit A to the Plan Support Agreement:

“Alternative Restructuring” has the meaning ascribed to it in the Plan Support Agreement.

“Case Matters Protocol” has the meaning ascribed to it in the Recitals.

“Chapter 11 Cases” has the meaning ascribed to it in the Recitals.

“Debtor” has the meaning ascribed to it in the Preamble.

“Debtor Party Released Parties” has the meaning ascribed to it in Section 2.4.

“Debtor Party Releasor Parties” has the meaning ascribed to it in Section 2.4.

“Debtor Released Parties” has the meaning ascribed to it in Section 2.4.

“Debtor Releasor Parties” has the meaning ascribed to it in Section 2.4.

“Disinterested Directors” has the meaning ascribed to it in the Recitals.

“Disinterested Director Settlement” has the meaning ascribed to it in the Recitals.

“EFCH” has the meaning ascribed to it in the Preamble.

“EFH” has the meaning ascribed to it in the Preamble.

“EFH Corporate Services” has the meaning ascribed to it in the Preamble.

“EFH Debtors” means, collectively: (a) EFH; (b) Brighten Energy LLC; (c) Brighten Holdings LLC; (d) Dallas Power and Light Company, Inc.; (e) Ebasco Services of Canada Limited; (f) EEC Holdings, Inc.; (g) EECI, Inc.; (h) EFH Australia (No. 2) Holdings Company; (i) EFH CG Holdings Company LP; (j) EFH CG Management Company LLC; (k) EFH Corporate Services; (l) EFH Finance (No. 2) Holdings Company; (m) EFH FS Holdings Company; (n) EFH Renewables Company LLC; (o) Generation Development Company LLC; (p) Lone Star Energy Company, Inc.; (q) Lone Star Pipeline Company, Inc.; (r) LSGT Gas Company LLC; (s) LSGT SACROC, Inc.; (t) NCA Development Company LLC; (u) Southwestern Electric Service Company, Inc.; (v) Texas Electric Service Company, Inc.; (w) Texas Energy Industries Company, Inc.; (x) Texas Power and Light Company, Inc.; (y) Texas Utilities Company, Inc.; (z) Texas Utilities Electric Company, Inc.; (aa) TXU Electric Company, Inc.; and (bb) TXU Receivables Company.

“EFH Interest Holder Released Parties” has the meaning ascribed to it in Section 2.3.

“EFH Interest Holder Releasor Parties” has the meaning ascribed to it in Section 2.3.

“EFH Interests” means the Equity Interests in EFH.

“EFH Interests Proceeds” has the meaning ascribed to it in Section 2.3.

“EFIH” has the meaning ascribed to it in the Preamble.

“EFIH Debtors” means, collectively: (a) EFIH; and (b) EFIH Finance.

“EFIH Finance” has the meaning ascribed to it in the Preamble.

“Equity Interests” means all shares of capital stock, beneficial, partnership or membership interests, participations or other equivalents of a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, and including all warrants, options, securities, or other instruments convertible into or exchangeable for any of the foregoing, or other rights to purchase any of the foregoing.

“Final Cash Collateral Order” has the meaning ascribed to it in the Recitals.

“Initial Plan” has the meaning ascribed to it in the Recitals.

“Legacy Discovery” has the meaning ascribed to it in the Recitals.

“Legacy Discovery Order” has the meaning ascribed to it in the Recitals.

“Litigation Letters” has the meaning ascribed to it in the Recitals.

“Non-EFH Debtor Intercompany Claims” means any Claim, other than the TCEH Settlement Claim, by any direct or indirect subsidiary of EFH (other than an EFH Debtor) against an EFH Debtor.

“Non-EFIH Debtor Intercompany Claims” means any Claim by EFH or any direct or indirect subsidiary of EFH (other than an EFIH Debtor) against an EFIH Debtor.

“Non-TCEH Debtor Intercompany Claims” means any Claim by EFH or any direct or indirect subsidiary of EFH (other than a TCEH Debtor) against a TCEH Debtor, including any TCEH First Lien Claims or TCEH Unsecured Note Claims held by EFH or EFIH.

“Oncor” has the meaning ascribed to it in the Recitals.

“Party” or “Parties” have the meanings ascribed to them in the Preamble.

“Petition Date” has the meaning ascribed to it in the Recitals.

“Plan” has the meaning ascribed to it in the Recitals.

“Plan Support Agreement” has the meaning ascribed to it in the Recitals.

“Professional Fees” has the meaning ascribed to it in Section 2.7.

“Required TCEH Creditor Parties” means, collectively, the Required TCEH Unsecured Noteholders, the Required TCEH First Lien Creditors, and the Required TCEH Second Lien Noteholders.

“Required TCEH First Lien Creditors” means at least five unaffiliated Settling TCEH First Lien Creditors that are members of the ad hoc committee of TCEH First Lien Creditors holding in the aggregate at least 50.1% in principal amount of the aggregate principal amount of the TCEH First Lien Claims held by the Settling TCEH First Lien Creditors that are members of the ad hoc committee of TCEH First Lien Creditors at such time.

“Required TCEH Second Lien Noteholders” means at least two unaffiliated Settling TCEH Second Lien Noteholders holding in the aggregate at least 50.1% in principal amount of the aggregate principal amount of the TCEH Second Lien Note Claims held by the Settling TCEH Second Lien Noteholders at such time.

“Required TCEH Unsecured Noteholders” means at least three unaffiliated Settling TCEH Unsecured Noteholders holding in the aggregate at least 50.1% in principal amount of the aggregate principal amount of the TCEH Unsecured Note Claims held by the Settling TCEH Unsecured Noteholders at such time.

“Restructuring” means any plan of reorganization or other form of restructuring, liquidation, sale, structured dismissal, spin-off, or other disposition of one or more of the Debtors, including an Alternative Restructuring.

“Restructuring Transactions” has the meaning ascribed to it in the Recitals.

“Second Amended Plan” has the meaning ascribed to it in the Recitals.

“Settlement Agreement” has the meaning ascribed to it in the Preamble.

“Settlement Approval Motion” has the meaning ascribed to it in Section 3.2.

“Settlement Effective Date” has the meaning ascribed to it in Section 3.1.

“Settlement Order” means an order of the Bankruptcy Court (i) approving this Settlement Agreement and the compromise and settlement memorialized herein among the Parties pursuant to Rule 9019(a) of the Bankruptcy Rules, and (ii) if not previously authorized by separate order of the Bankruptcy Court, authorizing the Debtors to enter into the Plan Support Agreement pursuant to section 363 of the Bankruptcy Code, the proposed form of which is attached as Annex A hereto.

“Settling Creditors” has the meaning ascribed to it in the Preamble.

“Settling Interest Holder Released Parties” has the meaning ascribed to it in Section 2.3.

“Settling Interest Holder Releasor Parties” has the meaning ascribed to it in Section 2.3.

“Settling Interest Holders” has the meaning ascribed to it in the Preamble.

“Settling TCEH First Lien Creditors” has the meaning ascribed to it in the Preamble.

“Settling TCEH Second Lien Noteholders” has the meaning ascribed to it in the Preamble.

“Settling TCEH Unsecured Noteholders” has the meaning ascribed to it in the Preamble.

“Sponsor Managers” has the meaning ascribed to it in the Preamble.

“Sponsors” has the meaning ascribed to it in the Preamble.

“Standing Motions” has the meaning ascribed to it in the Recitals.

“TCEH” has the meaning ascribed to it in the Preamble.

“TCEH Cash Payment” has the meaning ascribed to it in Section 2.2.

“TCEH Cash Payment Carve Out” has the meaning ascribed to it in Section 2.2.

“TCEH Committee Litigation Letters” has the meaning ascribed to it in the Recitals.

“TCEH Committee Standing Motion” has the meaning ascribed to it in the Recitals.

“TCEH Credit Agreement” has the meaning ascribed to it in the Preamble.

“TCEH Creditor Released Parties” has the meaning ascribed to it in Section 2.2.

“TCEH Creditor Releasor Parties” has the meaning ascribed to it in Section 2.2.

“TCEH Debtors” has the meaning ascribed to it in the Preamble.

“TCEH First Lien Agent” has the meaning ascribed to it in the Preamble.

“TCEH First Lien Claims” has the meaning ascribed to it in the Preamble.

“TCEH First Lien Commodity Hedge Agreements” has the meaning ascribed to it in the Preamble.

“TCEH First Lien Creditors” means holders of TCEH First Lien Claims, including the TCEH First Lien Agent (if made a Party hereto).

“TCEH First Lien Indenture” has the meaning ascribed to it in the Preamble.

“TCEH First Lien Interest Rate Swap Agreements” has the meaning ascribed to it in the Preamble.

“TCEH First Lien Notes” has the meaning ascribed to it in the Preamble.

“TCEH First Lien Released Parties” has the meaning ascribed to it in Section 2.2.

“TCEH First Lien Releasor Parties” has the meaning ascribed to it in Section 2.2.

“TCEH Note Claims” has the meaning ascribed to it in the Preamble.

“TCEH Official Committee” has the meaning ascribed to it in the Preamble.

“TCEH Second Lien Note Claims” has the meaning ascribed to it in the Preamble.

“TCEH Second Lien Noteholders” has the meaning ascribed to it in the Preamble.

“TCEH Second Lien Notes Indenture” has the meaning ascribed to it in the Preamble.

“TCEH Second Lien Notes Trustee” has the meaning ascribed to it in the Preamble.

“TCEH Settlement Claim” has the meaning ascribed to it in Section 2.1.

“TCEH Subsidiaries” has the meaning ascribed to it in the Preamble.

“TCEH Unsecured Group” has the meaning ascribed to it in the Recitals.

“TCEH Unsecured Group Litigation Letter” has the meaning ascribed to it in the Recitals.

“TCEH Unsecured Group Standing Motion” has the meaning ascribed to it in the Recitals.

“TCEH Unsecured Note Claims” has the meaning ascribed to it in the Preamble.

“TCEH Unsecured Notes Indenture” has the meaning ascribed to it in the Preamble.

“TCEH Unsecured Notes Trustee” has the meaning ascribed to it in the Preamble.

“TEF” has the meaning ascribed to it in the Preamble.

“Texas Holdings” has the meaning ascribed to it in the Preamble.

Section 2. Settlement Terms

2.1 Settlement of Certain Inter-Debtor Claims.

(a) Effective upon the occurrence of the Settlement Effective Date, all Non-EFH Debtor Intercompany Claims, all Non-EFIH Debtor Intercompany Claims, and all Non-TCEH Debtor Intercompany Claims arising from the beginning of the world through the Settlement Effective Date, including claims and Causes of Action identified, claimed, or released in the Standing Motions, the Litigation Letters or the Disinterested Directors Settlement, as well as all other claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such Entity would have been legally entitled to assert (whether individually or collectively), which any of the applicable Debtors ever had, now have, or hereinafter can, shall or may have, against any of the other applicable Debtors for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date, relating to or arising from disputes with respect to the Debtors, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the Master Separation Agreement dated December

12, 2001, the TCEH Credit Agreement, the Liability Management Program, the Tax Sharing Agreements, the 2007 Acquisition, the Management Agreement, the 2009 amendment to the TCEH Credit Agreement, the 2011 Amend and Extend Transactions, the 2013 Revolver Extension, the 2005 Oncor Transfer, the Luminant Makewhole Settlement, the Tax and Interest Makewhole Agreements, the TCEH Intercompany Notes, the Shared Services, any preference, fraudulent transfer, or other avoidance, recovery, or preservation claim pursuant to sections 544, 547, 548, 550, or 551 of the Bankruptcy Code and applicable state laws, the formulation, preparation, dissemination, negotiation, or Filing of the Terminated Restructuring Support Agreement, the Plan Support Agreement, the EFIH First Lien Settlement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any of the applicable released Debtors on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Plan Support Agreement, the Terminated Restructuring Support Agreement, the Disclosure Statement, the Plan, the Merger and Purchase Agreement, the Backstop Agreement, the DIP Facilities, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Merger and Purchase Agreement, the Backstop Agreement, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Settlement Effective Date related or relating to the foregoing, but excluding: (i) ordinary course inter-Debtor Claims incurred pursuant to, and in accordance with, Paragraph 10 of the Final Order (A) Authorizing the Debtors to (I) Continue Using Their Existing Cash Management System, (II) Maintain Existing Bank Accounts and Business Forms, and (III) Continue Using Certain Investment Accounts; (B) Authorizing Continued Intercompany Transactions and Netting of Intercompany Claims; and (C) Granting Postpetition Intercompany Claims Administrative Expense Priority [D.I. 801] (provided that the foregoing shall not alter or impair the Debtors’ rights to allocate fees, expenses, and other costs thereunder) and (ii) the TCEH Settlement Claim (as defined below), shall be voluntarily and knowingly, unconditionally, absolutely, and forever waived, remised, released, settled, acquitted, satisfied, and discharged. Each applicable Debtor shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims as applied to the releases contained in this Section 2.1(a).

(b) On the Settlement Effective Date, TCEH shall have an Allowed, non-priority, unsecured Claim against EFH in the amount of $700 million (the “TCEH Settlement Claim”), which TCEH Settlement Claim shall not be subject to subordination or recharacterization under section 105 or section 510 of the Bankruptcy Code or otherwise and, unless otherwise agreed by the Required TCEH First Lien Creditors, shall be treated on a pari passu basis with the EFH Legacy Note Claims in any EFH Restructuring.

(c) Except as otherwise agreed by the Debtors and Required TCEH First Lien Creditors, any proceeds of the TCEH Settlement Claim shall constitute Prepetition Collateral (as defined in the Final Cash Collateral Order) of the TCEH First Lien Creditors; provided, however, that the TCEH Settlement Claim shall be deemed satisfied under the Plan.

(d) In connection with the consummation of any Restructuring of EFH: (i) effectuated through a joint plan of reorganization that includes the TCEH Debtors, TCEH shall be deemed to vote the TCEH Settlement Claim in the same manner as the class of claims that includes the TCEH First Lien Secured Claims (as defined in the Plan); or (ii) effectuated through a plan of reorganization other than as set forth in (i), the Required TCEH First Lien Creditors shall have the sole right to submit a vote to accept or reject such plan of reorganization on account of the TCEH Settlement Claim on behalf of TCEH.

(e) In the event an Entity that is not a Party pursues and recovers on a claim or Cause of Action described in Section 2.1(a) of this Settlement Agreement against any Debtor, other than the TCEH Settlement Claim, any such recovery or distribution on account of such claim or Cause of Action received by a Debtor, a Settling Interest Holder, a Settling TCEH Unsecured Noteholder, the TCEH First Lien Agent (if made a Party hereto), the TCEH Unsecured Notes Trustee (if made a Party hereto), the TCEH Second Lien Trustee (if made a Party hereto), or the TCEH Official Committee (each in its capacity as such) shall be deposited in and held in an escrow account and, (i) upon receipt of the TCEH Cash Payment as set forth in Section 2.2(a) of this Settlement Agreement, released to the applicable Debtor(s) or its designee based on any economic losses incurred by each such Debtor as a result of the litigation of the claims and Causes of Action described in Section 2.1(a) of this Settlement Agreement, or (ii) in all other events, returned to each Party that deposited such recovery or distribution into escrow.

2.2 Settlement of Claims Against TCEH First Lien Creditors.

(a) Subject to the occurrence of the Settlement Effective Date, except as otherwise agreed in writing by the Debtors, the Required TCEH Creditor Parties, and the TCEH Official Committee (including pursuant to the Plan Support Agreement), upon consummation of an Alternative Restructuring of any or all of the TCEH Debtors (other than any TCEH Debtor whose total assets are less than 2.5% of the consolidated total assets, or whose total revenues are less than 2.5% of the consolidated revenues, of the TCEH Debtors as of the date of such Alternative Restructuring), holders of Allowed TCEH First Lien Deficiency Claims, Allowed TCEH Unsecured Note Claims, Allowed TCEH Second Lien Note Claims, Allowed PCRB Claims, and Allowed General Unsecured Claims Against the TCEH Debtors Other Than EFCH shall receive, in the aggregate, $550 million in Cash (which shall be subject to reduction only (A) pursuant to (i) Section 11 of the Plan Support Agreement, (ii) Section 2.7 of this Settlement Agreement, and (iii) Section 5 of that certain Settlement & Support Agreement, dated as of November 23, 2015, by and among EFH, EFIH, EFIH Finance, EECI, Inc., EEC Holdings, Inc., LSGT Gas Company LLC, LSGT SACROC, Inc., TCEH, the EFH/EFIH Committee, the EFH Notes Trustee, the Settling TCEH First Lien Creditors signatory thereto, the Plan Sponsors, and the TCEH Official Committee, and (B) subject to Bankruptcy Court approval of that certain Stipulation and Settlement Agreement, dated as of December 1, 2015, by and among EFH, TCEH, EFCH, the United States on behalf of the U.S. Environmental Protection Agency, the Settling TCEH First Lien Creditors signatory thereto, the Plan Sponsors, and the TCEH Official Committee, by $1 million and shall not otherwise be subject to dilution or reduction as a consequence of any claim or liability incurred as a result of any act, event or transaction) (the “TCEH Cash Payment”). The TCEH Cash Payment shall be made (i) from the Cash on hand at the TCEH Debtors and, if none (or if Cash on hand is insufficient to make the full amount of the TCEH Cash Payment), the first proceeds of any sale, transfer, or other disposition of the

Prepetition Collateral (as defined in the Final Cash Collateral Order) (including the first proceeds of any financing or similar transaction secured or supported by the Prepetition Collateral) (the “TCEH Cash Payment Carve Out”) and (ii) before any payment or other distribution (including transfer) is made in connection with such an Alternative Restructuring to the holders of Allowed TCEH First Lien Claims; provided, however, that the TCEH Cash Payment Carve Out shall be subordinate in all respects to: (a) the RCT Reclamation Support Carve Out (as defined in the Final Cash Collateral Order); (b) the Carve Out (as defined in the Final Cash Collateral Order); and (c) the Permitted Liens (as defined in the Final Cash Collateral Order). For the avoidance of doubt, any distribution of the TCEH Cash Payment that would otherwise be made to or received by holders of Allowed TCEH First Lien Deficiency Claims pursuant to this Section 2.2(a), if applicable, shall be subject to Section 2.2(b) of this Settlement Agreement.

(b) Subject to the occurrence of the Settlement Effective Date, except as otherwise agreed in writing by the Debtors, the Required TCEH Creditor Parties, and the TCEH Official Committee, in connection with the Plan or upon consummation of an Alternative Restructuring, the Settling TCEH First Lien Creditors will waive, and the TCEH First Lien Agent will not take any action to interfere or that is inconsistent with the waiver of, any recovery or distribution on account of (but not voting rights in respect of) such Allowed TCEH First Lien Deficiency Claims (including on account of any recovery or distribution provided for in Section 2.2(a) of this Settlement Agreement) (the “Limited Waiver”) for the benefit of the holders of Allowed TCEH Unsecured Note Claims, Allowed TCEH Second Lien Note Claims, and Allowed General Unsecured Claims Against the TCEH Debtors Other Than EFCH (collectively, the “Beneficiary-Claimants”), such that any payment or other distribution (including transfer) that would otherwise have been made to, or for the benefit of, one or more of the TCEH First Lien Creditors on account of their Allowed TCEH First Lien Deficiency Claims pursuant to the Plan or an Alternative Restructuring will instead be paid or distributed pro rata to the Beneficiary-Claimants on the basis of the amounts of their respective Allowed Claims; provided, however, that, (x) if the Bankruptcy Court (or other court of competent jurisdiction) determines that the Limited Waiver cannot be for the benefit of only the Beneficiary-Claimants, or (y) the Required TCEH Unsecured Noteholders, the Required TCEH Second Lien Noteholders, and the TCEH Official Committee each agree, in consultation with the Required TCEH First Lien Creditors, that the Limited Waiver should benefit any non-Beneficiary-Claimants (in whole or in part), then the Limited Waiver shall be for the benefit of the Beneficiary-Claimants and such other holders of Allowed Unsecured Claims against the TCEH Debtors as ordered by such court or agreed to by the Required TCEH Unsecured Noteholders, the Required TCEH Second Lien Noteholders, and the TCEH Official Committee, in consultation with the Required TCEH First Lien Creditors, but in no event shall include the holders of Allowed TCEH First Lien Deficiency Claims, such that any payment or other distribution (including transfer) that would otherwise have been made to, or for the benefit of, one or more of the TCEH First Lien Creditors on account of their Allowed TCEH First Lien Deficiency Claims pursuant to the Plan or an Alternative Restructuring will instead be paid or distributed pro rata to the Beneficiary-Claimants and such other holders of Allowed Unsecured Claims against the TCEH Debtors on the basis of the amounts of their respective Allowed Claims. For the avoidance of doubt, (A) under no circumstances will any holder of a TCEH First Lien Deficiency Claim receive on account of such claim any portion of or distribution from the TCEH Cash Payment, and (B) the Limited Waiver shall not increase the aggregate amount of payments, distributions or transfers required pursuant to Section 2.2(a) of this Settlement Agreement and only relates to the allocation of such payments, distributions and transfers as between the holders of Allowed Unsecured Claims against the TCEH Debtors.

(c) Effective upon the occurrence of the Settlement Effective Date, each of the Debtors and their Estates, the Settling Interest Holders, the Settling TCEH Unsecured Noteholders, the TCEH Unsecured Notes Trustee (if made a Party hereto), the Settling TCEH Second Lien Noteholders, the TCEH Second Lien Notes Trustee (if made a Party hereto), the TCEH Official Committee, each such Entity’s respective current and former affiliates, and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “TCEH First Lien Releasor Parties”) voluntarily and knowingly, unconditionally, absolutely, and forever waives, remises, releases, settles, acquits, satisfies, and discharges each of the TCEH First Lien Creditors, each such Entity’s respective current and former affiliates, and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “TCEH First Lien Released Parties”) from any and all claims and Causes of Action, including claims and Causes of Action identified, claimed, or released in the Standing Motions, the Litigation Letters or the Disinterested Directors Settlement, as well as all other claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such TCEH First Lien Releasor Parties would have been legally entitled to assert (whether individually or collectively), which any of the TCEH First Lien Releasor Parties ever had, now has, or hereinafter can, shall or may have, against any of the TCEH First Lien Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the Debtors, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the Master Separation Agreement dated December 12, 2001, the Prepetition Collateral (as defined in the Final Cash Collateral Order), the Liability Management Program, the Tax Sharing Agreements, the 2007 Acquisition, the Management Agreement, the 2009 amendment to the TCEH Credit Agreement, the 2011 Amend and Extend Transactions, the 2013 Revolver Extension, the 2005 Oncor Transfer, the Luminant Makewhole Settlement, the Tax and Interest Makewhole Agreements, the TCEH Intercompany Notes, the Shared Services, the TCEH First Lien Claims, the TCEH Credit Agreement, the TCEH First Lien Indenture, the TCEH First Lien Interest Rate Swap Agreements, the TCEH First Lien Commodity Hedge Agreements, the Final Cash Collateral Order (and any payments or transfers made in connection therewith), any preference, fraudulent transfer, or other avoidance, recovery, or preservation claim pursuant to sections 544, 547, 548, 550, or 551 of the Bankruptcy Code and applicable state laws, the formulation, preparation, dissemination, negotiation, or Filing of the Terminated Restructuring Support Agreement, the Plan Support Agreement, the EFIH First Lien Settlement, or any Restructuring Transaction,

contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any TCEH First Lien Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Plan Support Agreement, the Terminated Restructuring Support Agreement, the Disclosure Statement, the Plan, the Merger and Purchase Agreement, the Backstop Agreement, the DIP Facilities, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Merger and Purchase Agreement, the Backstop Agreement, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Settlement Effective Date related or relating to the foregoing. The TCEH First Lien Releasor Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims as applied to the releases contained in this Section 2.2(c).

(d) Effective upon the occurrence of the Settlement Effective Date, the TCEH First Lien Claims and the Prepetition Collateral (as defined in the Final Cash Collateral Order), as applicable, shall not be subject to avoidance, reduction, surcharge (except as expressly provided for in Section 2.2(a) of this Settlement Agreement), set-off, recoupment, offset, recharacterization, subordination (whether equitable, contractual or otherwise), counterclaim, cross-claim, defense, disallowance, impairment, objection, or any other challenge under applicable law or regulation, and shall be Allowed for all purposes in the Chapter 11 Cases (and any successor cases), including with respect to any distributions or other transfers that may be made under the Plan or in connection with any other Restructuring of the TCEH Debtors, in the following amounts:

(i)	TCEH Credit Agreement Claims: $22,863,271,257;

(ii)	TCEH First Lien Note Claims: $1,815,965,278; and

(iii)	TCEH First Lien Interest Rate Swap Claims and TCEH First Lien Commodity Hedge Claims: no less than $1,235,249,136.

(e) Effective upon the occurrence of the Settlement Effective Date, each of the Settling TCEH First Lien Creditors, the TCEH First Lien Agent (if made a Party hereto) each such Entity’s respective current and former affiliates, and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “TCEH Creditor Releasor Parties”) voluntarily and knowingly, unconditionally, absolutely, and forever waives, remises, releases, settles, acquits, satisfies, and forever discharges each of the Settling Interest Holders, the Settling TCEH Unsecured Noteholders, the TCEH Unsecured

Notes Trustee (if made a Party hereto), the Settling TCEH Second Lien Noteholders, the TCEH Second Lien Notes Trustee (if made a Party hereto), the TCEH Official Committee, each such Entity’s respective current and former affiliates, and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “TCEH Creditor Released Parties”) from any and all claims and Causes of Action, including claims and Causes of Action identified, claimed, or released in the Standing Motions, the Litigation Letters or the Disinterested Directors Settlement, as well as all other claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such TCEH Creditor Releasor Parties would have been legally entitled to assert (whether individually or collectively), which any of the TCEH Creditor Releasor Parties ever had, now has, or hereinafter can, shall or may have, against any of the TCEH Creditor Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the Debtors, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the Master Separation Agreement dated December 12, 2001, the TCEH Credit Agreement, the Liability Management Program, the Tax Sharing Agreements, the 2007 Acquisition, the Management Agreement, the 2009 amendment to the TCEH Credit Agreement, the 2011 Amend and Extend Transactions, the 2013 Revolver Extension, the 2005 Oncor Transfer, the Luminant Makewhole Settlement, the Tax and Interest Makewhole Agreements, the TCEH Intercompany Notes, the Shared Services, the TCEH First Lien Claims, the TCEH Credit Agreement, the TCEH First Lien Indenture, the TCEH First Lien Interest Rate Swap Agreements, the TCEH First Lien Commodity Hedge Agreements, the Final Cash Collateral Order (and any payments or transfers made in connection therewith), any preference, fraudulent transfer, or other avoidance, recovery, or preservation claim pursuant to sections 544, 547, 548, 550, or 551 of the Bankruptcy Code and applicable state laws, the formulation, preparation, dissemination, negotiation, or Filing of the Terminated Restructuring Support Agreement, the Plan Support Agreement, the EFIH First Lien Settlement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any TCEH First Lien Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Plan Support Agreement, the Terminated Restructuring Support Agreement, the Disclosure Statement, the Plan, the Merger and Purchase Agreement, the Backstop Agreement, the DIP Facilities, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Merger and Purchase Agreement, the Backstop Agreement, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Settlement Effective Date related or relating to the foregoing; provided, however, that the foregoing release does not and shall not be deemed to include the TCEH First Lien Claims, the TCEH Unsecured Note Claims, the TCEH Second Lien Note Claims, or any

other Claims for the Debtors’ funded indebtedness or swap obligations held by any of the Settling First Lien Creditors; provided, further, that the releases set forth above shall not release the Debtors or the Holders of TCEH First Lien Claims from any obligations with respect to the payment of fees and expenses or indemnification obligations owed to the TCEH First Lien Agent under the TCEH Credit Agreement or the TCEH First Lien Intercreditor Agreement, provided, however, that such obligations of the Debtors may be discharged pursuant to an order of the Bankruptcy Court. The TCEH Creditor Releasor Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims as applied to the releases contained in this Section 2.2(e).

2.3 Settlement of Claims Against EFH Interest Holders and Sponsors.

(a) Subject to the occurrence of the Settlement Effective Date, Texas Holdings agrees that, from and after the Settlement Effective Date, it will pay over and deposit into escrow for the benefit of holders of Allowed TCEH Unsecured Note Claims, Allowed TCEH Second Lien Note Claims, Allowed PCRB Claims, and Allowed General Unsecured Claims Against the TCEH Debtors Other Than EFCH (but, in no event, holders of Allowed TCEH First Lien Deficiency Claims) 100% of the proceeds of any recovery received by Texas Holdings on account of its Interests in EFH (except for the payment of up to $15,000,000.00 referred to in Section 2.7(b) of this Settlement Agreement) (the “EFH Interests Proceeds”).

(b) Subject to the occurrence of the Settlement Effective Date, Texas Holdings shall not (i) take any action that results in an ownership change of EFH within the meaning of Section 382(g) of the Internal Revenue Code (including by treating the equity interests of EFH as becoming worthless within the meaning of Section 382(g)(4)(D) of the Internal Revenue Code and thereby resulting in an ownership change of EFH within the meaning of Section 382(g) of the Internal Revenue Code) until at or after the Effective Date of the Plan; (ii) knowingly permit any person (other than Texas Holdings) to own directly, indirectly or constructively (by operation of Section 318 as modified by Section 382(l)(3)(A) of the Internal Revenue Code) 50% or more of the equity interests of EFH until at or after the Effective Date of the Plan or the consummation of any Alternative Restructuring; or (iii) change its taxable year to be other than the calendar year until after the Effective Date of the Plan or the consummation of any Alternative Restructuring.

(c) Effective upon the occurrence of the Settlement Effective Date, each of the Debtors, the Settling Creditors, the TCEH First Lien Agent (if made a Party hereto), the TCEH Unsecured Notes Trustee (if made a Party hereto), the TCEH Second Lien Notes Trustee (if made a Party hereto), and the TCEH Official Committee, each such Entity’s respective current and former affiliates, and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “EFH Interest Holder Releasor Parties”) voluntarily and knowingly, unconditionally, absolutely, and forever waives, remises, releases, settles, acquits, satisfies, and discharges the holders of EFH Interests, including the Settling Interest Holders (including each of the Sponsor Managers and other Sponsors), each such Entity’s respective current and former affiliates, and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “EFH Interest Holder Released Parties”), from any and all claims and Causes of Action, including claims and Causes of Action identified, claimed, or released in the Standing Motions, the Litigation Letters or the Disinterested Directors Settlement, as well as all other claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such EFH Interest Holder Releasor Parties would have been legally entitled to assert (whether individually or collectively), which any of the EFH Interest Holder Releasor Parties ever had, now has, or hereinafter can, shall or may have, against any of the EFH Interest Holder Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the Debtors (including the management, ownership or operation thereof), the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the Master Separation Agreement dated December 12, 2001, the TCEH Credit Agreement, the Liability Management Program, the Tax Sharing Agreements, the 2007 Acquisition, the 2009 amendment to the TCEH Credit Agreement, the Management Agreement, the 2011 Amend and Extend Transactions, the 2013 Revolver Extension, the 2005 Oncor Transfer, the Luminant Makewhole Settlement, the Tax and Interest Makewhole Agreements, the TCEH Intercompany Notes, the Shared Services, the TCEH First Lien Claims, the TCEH Credit Agreement, the TCEH First Lien Indenture, the TCEH First Lien Interest Rate Swap Agreements, the TCEH First Lien Commodity Hedge Agreements, the Final Cash Collateral Order (and any payments or transfers made in connection therewith), any preference, fraudulent transfer, or other avoidance, recovery, or preservation claim pursuant to sections 544, 547, 548, 550, or 551 of the Bankruptcy Code and applicable state laws, the formulation, preparation, dissemination, negotiation, or Filing of the Terminated Restructuring Support Agreement, the Plan Support Agreement, the EFIH First Lien Settlement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any EFH Interest Holder Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Plan Support Agreement, the Terminated Restructuring Support Agreement, the Disclosure Statement, the Plan, the Merger and Purchase Agreement, the Backstop Agreement, the DIP Facilities, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Merger and Purchase Agreement, the Backstop Agreement, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Settlement Effective Date related or relating to the foregoing; provided, however, that the foregoing release does not and shall not be deemed to include the

TCEH First Lien Claims, the TCEH Unsecured Note Claims, the TCEH Second Lien Note Claims, or any other Claims for the Debtors’ funded indebtedness or swap obligations held by the Settling Creditors unless and until, solely with respect to the Settling TCEH Unsecured Noteholders, Settling TCEH Second Lien Noteholders, the TCEH Unsecured Notes Trustee (if made a Party hereto) and the TCEH Second Lien Notes Trustee (if made a Party hereto), the holders of Allowed TCEH Unsecured Notes Claims, Allowed TCEH Second Lien Note Claims, Allowed PCRB Claims, and Allowed General Unsecured Claims Against the TCEH Debtors Other Than EFCH (but not, in any event, holders of Allowed TCEH First Lien Deficiency Claims) receive the payments set forth in Sections 2.2(a) and 2.3(a) of this Settlement Agreement; provided, further, that the releases set forth above shall not release the Debtors or the Holders of TCEH First Lien Claims from any obligations with respect to the payment of fees and expenses or indemnification obligations owed to the TCEH First Lien Agent under the TCEH Credit Agreement or the TCEH First Lien Intercreditor Agreement, provided, however, that such obligations of the Debtors may be discharged pursuant to an order of the Bankruptcy Court. The EFH Interest Holder Releasor Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims as applied to the releases contained in this Section 2.3(c).

(d) In the event an Entity that is not a Party pursues and recovers on a claim or Cause of Action described in Section 2.3(c) of this Settlement Agreement against any EFH Interest Holder Released Party, any such recovery or distribution on account of such claim or Cause of Action received by a EFH Interest Holder Releasor Party (each in its capacity as such) shall be deposited in and held in an escrow account and, (i) upon the consummation of an Alternative Restructuring of any or all of the TCEH Debtors (other than any TCEH Debtor whose total assets are less than 2.5% of the consolidated total assets, or whose total revenues are less than 2.5% of the consolidated revenues, of the TCEH Debtors as of the date of such Alternative Restructuring) and receipt of the TCEH Cash Payment as set forth in Section 2.2(a) of this Settlement Agreement, released to the applicable EFH Interest Holder Released Party(ies) based on any economic losses incurred by each such EFH Interest Holder Released Party as a result of the litigation of the claims and Causes of Action described in Section 2.3(c) of this Settlement Agreement, or (ii) in all other events, returned to each EFH Interest Holder Releasor Party that deposited such recovery or distribution into escrow.

(e) Effective upon the occurrence of the Settlement Effective Date, each of the Settling Interest Holders (including each of the Sponsor Managers and other Sponsors), and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “Settling Interest Holder Releasor Parties”) voluntarily and knowingly, unconditionally, absolutely, and forever waives, remises, releases, settles, acquits, satisfies, and discharges the Debtors, Settling Creditors, the TCEH First Lien Agent (if made a Party hereto), the TCEH Unsecured Notes Trustee (if made a Party hereto), the TCEH Second Lien Notes Trustee (if made a Party hereto), the TCEH Official Committee, each such Entity’s respective current and former affiliates, and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “Settling Interest Holder Released Parties”) from any and all claims and Causes of Action, including claims and Causes of Action identified, claimed, or released in the Standing Motions, the Litigation Letters or the Disinterested Directors Settlement, as well as all other claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such Settling Interest Holder Releasor Parties would have been legally entitled to assert (whether individually or collectively), which any of the Settling Interest Holder Releasor Parties ever had, now has, or hereinafter can, shall or may have, against any of the Settling Interest Holder Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the Debtors, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the Master Separation Agreement dated December 12, 2001, the TCEH Credit Agreement, the Liability Management Program, the Tax Sharing Agreements, the 2007 Acquisition, the Management Agreement, the 2009 amendment to the TCEH Credit Agreement, the 2011 Amend and Extend Transactions, the 2013 Revolver Extension, the 2005 Oncor Transfer, the Luminant Makewhole Settlement, the Tax and Interest Makewhole Agreements, the TCEH Intercompany Notes, the Shared Services, the TCEH First Lien Claims, the TCEH Credit Agreement, the TCEH First Lien Indenture, the TCEH First Lien Interest Rate Swap Agreements, the TCEH First Lien Commodity Hedge Agreements, the Final Cash Collateral Order (and any payments or transfers made in connection therewith), any preference, fraudulent transfer, or other avoidance, recovery, or preservation claim pursuant to sections 544, 547, 548, 550, or 551 of the Bankruptcy Code and applicable state laws, the formulation, preparation, dissemination, negotiation, or Filing of the Terminated Restructuring Support Agreement, the Plan Support Agreement, the EFIH First Lien Settlement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any TCEH First Lien Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Plan Support Agreement, the Terminated Restructuring Support Agreement, the Disclosure Statement, the Plan, the Merger and Purchase Agreement, the Backstop Agreement, the DIP Facilities, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Merger and Purchase Agreement, the Backstop Agreement, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Settlement Effective Date related or relating to the foregoing. The Settling Interest Holder Releasor Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims as applied to the releases contained in this Section 2.3(d).

2.4 Settlement of Claims Against Debtor Parties.

(a) Effective upon the occurrence of the Settlement Effective Date, each of the Debtors, the Settling Creditors, the TCEH First Lien Agent (if made a Party hereto), the TCEH Unsecured Notes Trustee (if made a Party hereto), the TCEH Second Lien Notes Trustee (if made a Party hereto), the TCEH Official Committee, and the Settling Interest Holders, and each such Entity’s respective current and former affiliates, and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “Debtor Releasor Parties”) voluntarily and knowingly, unconditionally, absolutely, and forever waives, remises, releases, settles, acquits, satisfies, and discharges each of the Debtors’ current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “Debtor Released Parties”), from any and all claims and Causes of Action, including claims and Causes of Action identified, claimed, or released in the Standing Motions, the Litigation Letters or the Disinterested Directors Settlement, as well as all other claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such Debtor Releasor Parties would have been legally entitled to assert (whether individually or collectively), which any of the Debtor Releasor Parties ever had, now has, or hereinafter can, shall or may have, against any of the Debtor Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the Debtors, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the Master Separation Agreement dated December 12, 2001, the TCEH Credit Agreement, the Liability Management Program, the Tax Sharing Agreements, the 2007 Acquisition, the Management Agreement, the 2009 amendment to the TCEH Credit Agreement, the 2011 Amend and Extend Transactions, the 2013 Revolver Extension, the 2005 Oncor Transfer, the Luminant Makewhole Settlement, the Tax and Interest Makewhole Agreements, the TCEH Intercompany Notes, the Shared Services, any preference, fraudulent transfer, or other avoidance, recovery, or preservation claim pursuant to sections 544, 547, 548, 550, or 551 of the Bankruptcy Code and applicable state laws, the formulation, preparation, dissemination, negotiation, or Filing of the Terminated Restructuring Support Agreement, the Plan Support Agreement, the EFIH First Lien Settlement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Plan Support Agreement, the Terminated Restructuring Support Agreement, the Disclosure Statement, the Plan, the Merger and Purchase Agreement, the Backstop Agreement, the DIP Facilities, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Merger and Purchase Agreement, the Backstop Agreement, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Settlement Effective Date related or relating to the foregoing; provided, however, that the foregoing release does not and shall not be deemed to include the TCEH First Lien Claims, the TCEH Unsecured Note Claims, the TCEH Second Lien Note Claims, or any other Claims for the Debtors’ funded indebtedness or swap obligations held by the Settling Creditors unless and until, solely with respect to the Settling TCEH Unsecured Noteholders, the Settling TCEH Second Lien Noteholders, the TCEH Unsecured Notes Trustee (if made a Party hereto) and the TCEH Second Lien Notes Trustee (if made a Party hereto), the holders of Allowed TCEH Unsecured Notes Claims, Allowed TCEH Second Lien Note Claims, Allowed PCRB Claims, and Allowed General Unsecured Claims Against the TCEH Debtors Other Than EFCH (but not, in any event, holders of Allowed TCEH First Lien Deficiency Claims) receive the payments set forth in Sections 2.2(a) and 2.3(a) of this Settlement Agreement; provided, further, that the releases set forth above shall not release the Debtors or the Holders of TCEH First Lien Claims from any obligations with respect to the payment of fees and expenses or indemnification obligations owed to the TCEH First Lien Agent under the TCEH Credit Agreement or the TCEH First Lien Intercreditor Agreement, provided, however, that such obligations of the Debtors may be discharged pursuant to an order of the Bankruptcy Court. The Debtor Releasor Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims as applied to the releases contained in this Section 2.4(a).

(b) In the event an Entity that is not a Party pursues and recovers on a claim or Cause of Action described in Section 2.4(a) of this Settlement Agreement against any Debtor Released Party, any such recovery or distribution on account of such claim or Cause of Action received by a Debtor Releasor Party (each in its capacity as such) shall be deposited in and held in an escrow account and, (i) upon the consummation of a Restructuring of any of the Debtors and payment on account of the TCEH Settlement Claim and payment of the TCEH Cash Payment, as applicable, in accordance with Section 2.1(c) and Section 2.2(a) of this Settlement Agreement, released to the applicable Debtor Released Parties based on any economic losses incurred by each such Debtor Released Party as a result of the litigation of the claims and Causes of Action described in Section 2.4(a) of this Settlement Agreement or (ii) in all other events, returned to each Debtor Releasor Party that deposited such recovery or distribution into escrow.

(c) Effective upon the occurrence of the Settlement Effective Date, each of the Debtors’ current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “Debtor Party Releasor Parties”) voluntarily and knowingly, unconditionally, absolutely, and forever waives, remises, releases, settles, acquits, satisfies, and discharges the Settling Creditors, the TCEH First Lien Agent (if made a Party hereto), the TCEH Unsecured Notes Trustee (if made a Party hereto), the TCEH Second Lien Notes Trustee (if made a Party hereto), the TCEH Official Committee, the Settling Interest Holders, and each such Entity’s respective current and former affiliates, and each such Entity’s and its current and former affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such (collectively, the “Debtor Party Released Parties”) from any and all claims and Causes of Action, including claims and Causes of Action identified, claimed, or released in the Standing Motions, the Litigation Letters or the Disinterested Directors Settlement, as well as all other claims and Causes of Action, whether known or unknown, including any derivative claims, asserted on behalf of the Debtors, that such Debtor Party Releasor Parties would have been legally entitled to assert (whether individually or collectively), which any of the Debtor Party Releasor Parties ever had, now has, or hereinafter can, shall or may have, against any of the Debtor Party Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the Debtors, the Debtors’ in- or out-of-court restructuring efforts, intercompany transactions (including dividends paid), transactions pursuant and/or related to the Master Separation Agreement dated December 12, 2001, the TCEH Credit Agreement, the Liability Management Program, the Tax Sharing Agreements, the 2007 Acquisition, the Management Agreement, the 2009 amendment to the TCEH Credit Agreement, the 2011 Amend and Extend Transactions, the 2013 Revolver Extension, the 2005 Oncor Transfer, the Luminant Makewhole Settlement, the Tax and Interest Makewhole Agreements, the TCEH Intercompany Notes, the Shared Services, the TCEH First Lien Claims, the TCEH Credit Agreement, the TCEH First Lien Indenture, the TCEH First Lien Interest Rate Swap Agreements, the TCEH First Lien Commodity Hedge Agreements, the Final Cash Collateral Order (and any payments or transfers made in connection therewith), any preference, fraudulent transfer, or other avoidance, recovery, or preservation claim pursuant to sections 544, 547, 548, 550, or 551 of the Bankruptcy Code and applicable state laws, the formulation, preparation, dissemination, negotiation, or Filing of the Terminated Restructuring Support Agreement, the Plan Support Agreement, the EFIH First Lien Settlement, or any Restructuring Transaction, contract, instrument, release, or other agreement or document (including providing any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by the Plan or the reliance by any Debtor Party Released Party on the Plan or the Confirmation Order in lieu of such legal opinion) created or entered into in connection with the Plan Support Agreement, the Terminated Restructuring Support Agreement, the Disclosure Statement, the Plan, the Merger and Purchase Agreement, the Backstop Agreement, the DIP Facilities, the Chapter 11 Cases, the filing of the Chapter 11 Cases, the pursuit of Confirmation, the pursuit of Consummation, the administration and implementation of the Plan, including the issuance or distribution of Securities pursuant to the Plan, or the distribution of property under the Plan, the Merger and Purchase Agreement, the Backstop Agreement, or any other related agreement, or upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Settlement Effective Date related or relating to the foregoing. The Debtor Party Releasor Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims as applied to the releases contained in this Section 2.4(c).

(d) Unless otherwise agreed by the Debtors, the Required TCEH Unsecured Noteholders, and the Required TCEH Second Lien Noteholders including pursuant to the Plan Support Agreement, upon the consummation of a Restructuring (other than the Plan) of any of the Debtors and payment of the TCEH Cash Payment and the EFH Interests Proceeds (if any), as applicable, in accordance with Sections 2.2(a) and 2.3(a) of this Settlement Agreement (i) the Debtors shall be included in the definitions of “Debtor Released Parties” and “Debtor Party Releasor Parties” under this Section 2.4 solely with respect to the Settling TCEH Unsecured Noteholders, Settling TCEH Second Lien Noteholders, the TCEH Unsecured Notes Trustee (if made a Party hereto), the TCEH Second Lien Notes Trustee (if made a Party hereto), and the TCEH Official Committee (and, for the avoidance of doubt, not with respect to the Settling TCEH First Lien Creditors or the TCEH First Lien Agent (if made a Party hereto)), and (ii) the TCEH Unsecured Note Claims and the TCEH Second Lien Note Claims (but, in no event, the TCEH First Lien Claims or Claims for any of the EFH Debtors’ or EFIH Debtors’ funded indebtedness or swap obligations) shall be deemed to be included within the releases in Sections 2.3 and 2.4 of this Settlement Agreement.

2.5 No Release of Certain Obligations.

Notwithstanding anything to the contrary herein, nothing in this Settlement Agreement shall (a) release the Parties from any obligations they may have under this Settlement Agreement, the Plan Support Agreement, or any contract, instrument, release, or other agreement or document created or entered into in connection with the Plan, or for, upon or by reason of any cause whatsoever from and after the Settlement Effective Date or (b) release or be deemed to release any Claims for any of the EFH Debtors’ or EFIH Debtors’ funded indebtedness or swap obligations or TCEH First Lien Claims held by any of the Settling Creditors.

2.6 Dismissal or Withdrawal, With Prejudice, of Standing Motions.

On the Settlement Effective Date, the TCEH Official Committee and the TCEH Unsecured Group shall irrevocably and unconditionally dismiss or withdraw, with prejudice, the TCEH Committee Standing Motion and the TCEH Unsecured Group Standing Motion, respectively, without costs to any party. On the Settlement Effective Date, the EFH Committee Standing Motion shall be deemed dismissed as a result of the releases set forth herein.

2.7 Payment of Certain Fees and Expenses.

(a) In exchange for the applicable Parties’ agreements contained in the Plan Support Agreement, as well as their agreement to the settlements and releases set forth herein, TCEH shall, not later than the first Business Day following the Settlement Effective Date, pay the reasonable and documented out-of-pocket fees, expenses, and reimbursements of (i) the members of the ad hoc committee of TCEH First Lien Creditors and (ii)(A) the TCEH Unsecured Group (but not the individual members thereof), (B) the TCEH Unsecured Notes Trustee, (C) the TCEH Second Lien Group (but not the individual members thereof), (D) the TCEH Second Lien Trustee, and (E) The Bank of New York Mellon Trust Company, N.A., as collateral agent under the TCEH Second Lien Notes Indenture (the foregoing fees, expenses, and reimbursements in clause (ii), collectively, the “Professional Fees”); provided, however, that the aggregate fees, expenses, and reimbursements payable to the foregoing Parties under this

Section 2.7(a)(ii) for the period before and including June 30, 2015, shall not exceed $49,750,000.00. Upon the Effective Date of the Plan, EFH shall reimburse TCEH in cash for the Professional Fees paid pursuant to this Section 2.7, provided, however, that EFH shall have no obligation to reimburse TCEH for the Professional Fees paid pursuant to this Section 2.7 in the event that the Effective Date of the Plan does not occur. If the Effective Date of the Plan does not occur, under any Alternative Restructuring, the TCEH Cash Payment shall be reduced by the amount of the Professional Fees actually paid pursuant to this Section 2.7. The Settling TCEH Unsecured Noteholders, Settling TCEH Second Lien Noteholders and TCEH Official Committee agree that, solely for purposes of allocating the TCEH Cash Payment among the holders of Allowed TCEH Unsecured Note Claims, Allowed TCEH Second Lien Claim, Allowed PCRB Claims, and Allowed General Unsecured Claims Against the TCEH Debtors Other Than EFCH: (x) the Professional Fees of the TCEH Unsecured Group and TCEH Second Lien Group that (1) are actually paid pursuant to this Section 2.7, and (2) are not subject to or covered by the TCEH Unsecured Notes Trustee’s and TCEH Second Lien Notes Trustee’s “charging liens,” respectively, shall reduce pro rata the distributions to all holders of Allowed TCEH Unsecured Note Claims, Allowed TCEH Second Lien Claim, Allowed PCRB Claims, and Allowed General Unsecured Claims Against the TCEH Debtors Other Than EFCH based on the amounts of the respective distributions such holders would otherwise have received but for such reduction and taking into account the effect of the Limited Waiver; (y) the Professional Fees of the TCEH Unsecured Group and TCEH Unsecured Notes Trustee that (1) are actually paid pursuant to this Section 2.7 and (2) are subject to or covered by the TCEH Unsecured Notes Trustee’s “charging lien” shall reduce pro rata the distributions to holders of Allowed TCEH Unsecured Notes Claims based on the amounts of their Allowed Claims; and (z) the Professional Fees of the TCEH Second Lien Group and TCEH Second Lien Notes Trustee that (1) are actually paid pursuant to this Section 2.7 and (2) are subject to or covered by the TCEH Second Lien Notes Trustee’s “charging lien,” shall reduce pro rata the distributions to holders of Allowed TCEH Second Lien Note Claims based on the amounts of their Allowed Claims.

(b) On the Effective Date of the Plan, EFH shall pay to Texas Holdings an amount equal to the fees and expenses of Texas Holdings up to $15,000,000.00, and Texas Holdings shall use such amount exclusively to pay such fees and expenses.

Section 3. Miscellaneous Provisions

3.1 Settlement Agreement Effective Date.

This Settlement Agreement shall become effective and binding on the Parties at 12:00 a.m., prevailing Eastern Time, on the date (the “Settlement Effective Date”) on which the last of the following conditions is satisfied: (a) all of the following have executed and delivered to the other Parties pursuant to Section 3.12 hereof counterpart signature pages of this Settlement Agreement (i) the Debtors; (ii) each of the Settling Interest Holders; (iii) one or more beneficial holders (or investment advisors or managers for such beneficial holders or discretionary accounts of such beneficial holders) of TCEH First Lien Claims; (iv) one or more beneficial holders (or investment advisors or managers for such beneficial holders or discretionary accounts of such beneficial holders) of TCEH Second Lien Note Claims; (v) one or more beneficial holders (or investment advisors or managers for such beneficial holders or discretionary accounts of such beneficial holders) of TCEH Unsecured Note Claims; and (vi) the TCEH Official Committee; (b)

the Settlement Order, in form and substance reasonably acceptable to the Debtors, the Settling Interest Holders, the Required TCEH Creditor Parties, and the TCEH Official Committee shall have been entered by the Bankruptcy Court and be in full force and effect and not stayed (by operation of Rule 6004(h) of the Bankruptcy Rules or otherwise), reversed, vacated or amended; and (c) unless waived by the Parties, five (5) Business Days shall have passed after the expiration of the deadline by which the Class comprised of Allowed TCEH First Lien Secured Claims must vote to accept or reject the Plan; provided, however, that this Settlement Agreement shall be binding on the Parties (other than the Debtors) immediately upon such Parties’ execution of signature pages to this Settlement Agreement; provided, further, however, that no provisions of this Settlement Agreement shall be effective as to the Debtors until the Settlement Effective Date; provided, further, for the avoidance of doubt, that any applicable Entity may become a Party to this Settlement Agreement after the Settlement Effective Date by executing and delivering to the other Parties pursuant to Section 3.12 hereof its counterpart signature page to this Settlement Agreement.

3.2 Settlement Approval Motion.

Within three (3) Business Days after the date of execution by all Parties to this Settlement Agreement, the Debtors shall file a motion (the “Settlement Approval Motion”) with the Bankruptcy Court seeking (i) approval of this Settlement Agreement pursuant to Rule 9019(a) of the Bankruptcy Rules, (ii) authorization for the Debtors to enter into the Plan Support Agreement pursuant to section 363 of the Bankruptcy Code, and (iii) waiver of any stay of the Settlement Order pursuant to Rule 6004(h) of the Bankruptcy Rules. The Settlement Approval Motion shall be in form and substance reasonably acceptable to the Parties.

3.3 Commitments of the Settling Creditors.

(a) The Settling TCEH First Lien Creditors shall use commercially reasonable efforts (which shall not include incurring any indemnification obligation) to direct the TCEH First Lien Agent to join in this Settlement Agreement; provided, however, that (i) if the TCEH First Lien Agent does not become a party to this Settlement Agreement, then the Settling TCEH First Lien Creditors shall use commercially reasonable efforts (which shall not include incurring any indemnification obligation) to direct the TCEH First Lien Agent to take actions consistent with such Parties’ obligations under this Settlement Agreement, and (ii) if the TCEH First Lien Agent takes any action inconsistent with such Parties’ obligations under this Settlement Agreement, the Settling TCEH First Lien Creditors shall promptly direct the TCEH First Lien Agent to cease and refrain from taking any such action.

(b) The Settling TCEH Second Lien Noteholders shall use commercially reasonable efforts (which shall not include incurring any indemnification obligation) to direct the TCEH Second Lien Notes Trustee to join in this Settlement Agreement; provided, however, that (i) if the TCEH Second Lien Notes Trustee does not become a party to this Settlement Agreement, then the Settling TCEH Second Lien Noteholders shall use commercially reasonable efforts (which shall not include incurring any indemnification obligation) to direct the TCEH Second Lien Notes Trustee to take actions consistent with such Parties’ obligations under this Settlement Agreement, and (ii) if the TCEH Second Lien Notes Trustee takes any action inconsistent with such Parties’ obligations under this Settlement Agreement, the Settling TCEH Second Lien

Noteholders shall promptly direct the TCEH Second Lien Notes Trustee to cease and refrain from taking any such action. The Settling TCEH Second Lien Noteholders shall also use commercially reasonable efforts (which shall not include incurring any indemnification obligation) to cause the TCEH Second Lien Notes Trustee to amend or enter into any applicable agreements or take any actions reasonably necessary to cause this Settlement Agreement to bind, or to make this Settlement Agreement otherwise effective as to, any holders of TCEH Second Lien Note Claims not party hereto.

(c) The Settling TCEH Unsecured Noteholders shall use commercially reasonable efforts (which shall not include incurring any indemnification obligation) to direct the TCEH Unsecured Notes Trustee to join in this Settlement Agreement; provided, however, (i) that if the TCEH Unsecured Notes Trustee does not become a party to this Settlement Agreement, then the Settling TCEH Unsecured Noteholders shall use commercially reasonable efforts (which shall not include incurring any indemnification obligation) to direct the TCEH Unsecured Notes Trustee to take actions consistent with such Parties’ obligations under this Settlement Agreement, and (ii) if the TCEH Unsecured Notes Trustee takes any action inconsistent with such Parties’ obligations under this Settlement Agreement, the Settling TCEH Unsecured Noteholders shall promptly direct the TCEH Unsecured Notes Trustee to cease and refrain from taking any such action. The Settling TCEH Unsecured Noteholders shall also use commercially reasonable efforts (which shall not include incurring any indemnification obligation) to cause the TCEH Unsecured Notes Trustee to amend or enter into any applicable agreements or take any actions reasonably necessary to cause this Settlement Agreement to bind, or to make this Settlement Agreement otherwise effective as to, any holders of TCEH Unsecured Note Claims not party hereto.

3.4 Representations of the Parties.

(a) Settling Interest Holder and Settling Creditor Representations and Warranties.

To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each Settling Interest Holder and each Settling Creditor, severally but not jointly, represents, warrants and acknowledges, as of the Settlement Effective Date, as follows:

(i) Authority. (A) It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all the requisite corporate, partnership, limited liability company or other power and authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and perform its obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein, and (B) the execution, delivery and performance by it under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary action on its part, and no other actions or proceedings on its part are necessary to authorize and approve this Settlement Agreement or the other documents or instruments contemplated hereby to which it is contemplated to be a party or any of the transactions contemplated herein or therein.

(ii) Ownership. It is the legal owner, beneficial owner, and/or the investment advisor or manager for such legal or beneficial owner or discretionary account of such legal or beneficial owner of a Claim against and/or Equity Interest in the Debtors.

(iii) Validity. This Settlement Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms.

(iv) No Conflict. Its execution, delivery and performance (when such performance is due) of this Settlement Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause (v) below, violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its or their subsidiaries’ certificates of incorporation or bylaws or other organizational documents, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

(v) Authorization of Governmental Authorities. No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by it of this Settlement Agreement.

(vi) No Reliance. It (A) is a sophisticated party with respect to the matters that are the subject of this Settlement Agreement, (B) has had the opportunity to be represented and advised by legal counsel in connection with this Settlement Agreement, (C) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (D) has independently and without reliance upon any other Party hereto, or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that it has relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, which it enters, or as to which it acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

In addition, each of the Sponsor Managers represents, warrants, and acknowledges that it does not manage or advise funds or accounts that, directly or indirectly, own 50% or more of the EFH Interests.

(b) TCEH Official Committee Representations and Warranties.

To induce each other Party to enter into and perform its obligations under this Settlement Agreement, the TCEH Official Committee represents, warrants and acknowledges, as of the Settlement Effective Date, as follows:

(i) Authority. (A) It has all the requisite authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and perform its obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein; and (B) the execution, delivery and performance by it of this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action (corporate, partnership, limited liability company or otherwise) on the part of the TCEH Official Committee and no other action or proceeding on the part of the TCEH Official Committee is necessary to authorize and approve this Settlement Agreement or the other documents and instruments contemplated hereby to which it is contemplated to be a party or any of the transactions contemplated herein or therein.

(ii) Validity. This Settlement Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding agreement by it, enforceable against it in accordance with the terms of this Settlement Agreement.

(iii) No Conflict. The execution, delivery and performance by it (when such performance is due) of this Settlement Agreement does not and shall not (A) violate any provision of law, rule or regulation applicable to it, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party.

(iv) No Reliance. It (A) is a sophisticated party with respect to the subject matter of this Settlement Agreement, (B) has been represented and advised by legal counsel in connection with this Settlement Agreement, (C) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (D) has independently and without reliance upon any other Party hereto or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that it has relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, and it acknowledges that it has entered into this Settlement Agreement voluntarily and of its own choice and not under coercion or duress.

(c) Debtor Representations and Warranties.

To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each Debtor hereby represents, warrants and acknowledges, as of the Settlement Effective Date, as follows:

(i) Authority. Except as expressly provided in this Settlement Agreement and subject to the Bankruptcy Code, Bankruptcy Court approval, and/or regulatory approvals associated with the Plan and the Restructuring Transactions and any Alternative Restructuring, as applicable, (A) each of the Debtors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all the requisite corporate, partnership, limited liability company or other power and authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which the Debtors are contemplated to be parties and perform their obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which they are contemplated to be parties, and to consummate the transactions contemplated herein and therein, and to consummate the transactions contemplated herein and therein, and (B) the execution, delivery and performance by such Debtors under this Settlement Agreement and the other documents and instruments contemplated hereby to which each such Debtor is contemplated to be a party and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary action on the part of such Debtor, and no other actions or proceedings on the part of such Debtor are necessary to authorize and approve this Settlement Agreement or the other documents or instruments contemplated hereby to which such Debtor is contemplated to be a party or any of the transactions contemplated herein or therein.

(ii) Validity. Except as expressly provided in this Settlement Agreement and subject to the Bankruptcy Code, Bankruptcy Court approval, and/or regulatory approvals associated with the Plan and Restructuring Transactions and any Alternative Restructuring, as applicable, this Settlement Agreement has been duly executed and delivered by the Debtors and constitutes the legal, valid and binding agreement of the Debtors, enforceable against the Debtors in accordance with its terms.

(iii) No Conflict. Subject to Bankruptcy Court approval and/or regulatory approvals associated with the Plan and the Restructuring Transactions and any Alternative Restructuring, as applicable, the execution, delivery and performance by the Debtors (when such performance is due) of this Settlement Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause (iv) below, violate any provision of law, rule or regulation applicable to the Debtors or any of their subsidiaries or the Debtors’ or their subsidiaries’ certificates of incorporation or bylaws or other organizational documents, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

(iv) Authorization of Governmental Authorities. No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, and the approval of the Bankruptcy Court of the Debtors’ authority to enter into and implement this Settlement Agreement, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the Debtors of this Settlement Agreement.

(v) No Reliance. Each of the Debtors (A) is a sophisticated party with respect to the matters that are the subject of this Settlement Agreement, (B) has had the opportunity to be represented and advised by legal counsel in connection with this Settlement Agreement, (C) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (D) has independently and without reliance upon any other Party hereto, or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that the Debtors have relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, which each of the Debtors enters, or as to which each Debtor acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

3.5 Termination.

(a) This Settlement Agreement and the obligations of the Parties may be terminated by mutual written agreement of (i) the Debtors; (ii) the Settling Interest Holders; (iii) the Required TCEH Creditor Parties; and (iv) the TCEH Official Committee.

(b) This Settlement Agreement and the obligations of the Parties may be terminated by (i) the Debtors, or (ii) together, the Required TCEH Unsecured Noteholders, the Required TCEH Second Lien Noteholders, and the TCEH Official Committee, in the exercise of their discretion, by delivery of a written notice to the other Parties in accordance with Section 3.12 hereof, subject to the occurrence of any of the following events:

(i) beneficial holders (or investment advisors or managers for such beneficial holders or discretionary accounts of such beneficial holders) of at least 50.1% of the aggregate outstanding principal amount of the TCEH First Lien Claims (determined without regard to any claims held by any Debtor) have not joined in this Settlement Agreement as Settling TCEH First Lien Creditors on or before September 11, 2015, provided that this Settlement Agreement may only be terminated pursuant to this clause (i) before the earlier to occur of (A) entry of the order approving the Plan Support Agreement and (B) entry of the order approving the Disclosure Statement;

(ii) the TCEH First Lien Agent has not joined in, and agreed to take actions consistent with the Settling TCEH First Lien Creditors’ obligations under this Settlement Agreement, including those set forth in Section 2.2 of this Settlement Agreement, on or before September 11, 2015; provided that this Settlement Agreement may only be terminated pursuant to this clause (ii) before the earlier to occur of (A) entry of the order approving the Plan Support Agreement and (B) entry of the order approving the Disclosure Statement; and

(iii) the Class comprised of Allowed TCEH First Lien Secured Claims is permitted to vote to accept or reject the Plan and fails to accept the Plan, as determined pursuant to section 1126(c) of the Bankruptcy Code, provided that the Parties shall have fifteen (15) Business Days from receiving notice of such failure to accept the Plan to cure such failure; provided, further, that this Settlement Agreement may only be terminated pursuant to this clause (iii) before the earlier to occur of (A) fifteen (15) Business Days after the end of this cure period and (B) the Settlement Effective Date.

(c) This Settlement Agreement and the obligations of the Parties may be terminated by the Debtors or the Required TCEH First Lien Creditors in the exercise of their discretion, by delivery of a written notice to the other Parties in accordance with Section 3.12 hereof, subject to the occurrence of any of the following events:

(i) beneficial holders (or investment advisors or managers for such beneficial holders or discretionary accounts of such beneficial holders) of at least 66.7% of the aggregate outstanding principal amount of the TCEH Unsecured Note Claims (determined without regard to any claims held by any Debtor) have not joined in this Settlement Agreement as Settling TCEH Unsecured Noteholders on or before September 11, 2015, provided that this Settlement Agreement may only be terminated pursuant to this clause (i) before the earliest to occur of (A) entry of the order approving the Plan Support Agreement and (B) entry of the order approving the Disclosure Statement; and

(ii) beneficial holders (or investment advisors or managers for such beneficial holders or discretionary accounts of such beneficial holders) of at least 50.1% of the aggregate outstanding principal amount of the TCEH Second Lien Note Claims (determined without regard to any claims held by any Debtor) have not joined in this Settlement Agreement as Settling TCEH Second Lien Noteholders on or before September 11, 2015, provided that this Settlement Agreement may only be terminated pursuant to this clause (ii) before the earliest to occur of (A) entry of the order approving the Plan Support Agreement and (B) entry of the order approving the Disclosure Statement.

(d) This Settlement Agreement shall terminate automatically as between the Parties if the Debtors withdraw (without the written consent of the other Parties) or the Court denies the Settlement Approval Motion.

3.6 Effect of Termination.

Upon termination of this Settlement Agreement in accordance with Section 3.5 hereof, all obligations of the Parties under this Settlement Agreement shall terminate and shall be of no further force and effect; provided, that any claim for breach of this Settlement Agreement occurring after the Settlement Effective Date shall survive termination and all rights and remedies with respect to such claim shall be neither waived nor prejudiced in any way by termination of this Settlement Agreement.

3.7 Acknowledgments.

Notwithstanding any other provision herein, this Settlement Agreement is not and shall not be deemed to be an offer with respect to any securities or solicitation of votes for the acceptance of a plan of reorganization for purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise. Any such offer or solicitation will be made only in compliance with all applicable securities laws and provisions of the Bankruptcy Code. The relevant Parties will not solicit acceptances of the Plan, or any Alternative Restructuring, as applicable, from the relevant Parties in any manner inconsistent with the Bankruptcy Code or applicable non-bankruptcy law.

3.8 Cooperation and Support.

The Parties and their advisors shall cooperate with each other in good faith and shall coordinate their activities (to the extent possible and subject to the terms of this Settlement Agreement) in respect of (a) the filing of the Settlement Approval Motion with the Bankruptcy Court, obtaining Bankruptcy Court approval of this Settlement Agreement, the entry of the Settlement Order, and the implementation of the terms set forth in this Settlement Agreement, and (b) the consummation of the transactions contemplated by this Settlement Agreement. Furthermore, (i) subject to the terms of this Settlement Agreement, each of the Parties and their advisors shall use their commercially reasonable efforts to (A) support and complete all transactions contemplated hereby; (B) take any and all necessary and appropriate actions in furtherance of the transactions contemplated hereby (provided, however, that the TCEH First Lien Agent, TCEH Second Lien Notes Trustee, and/or TCEH Unsecured Notes Trustee shall not be obligated to take any action that is inconsistent with the TCEH Credit Agreement, TCEH Second Lien Notes Indenture, or TCEH Unsecured Notes Indenture, as applicable, or any direction given thereunder); and (C) refrain from taking any action, causing an affiliate or any third party to take any action, or encouraging any affiliate or third party to take any action, inconsistent with this Settlement Agreement, and (ii) in no event shall any Party or their counsel file, cause an affiliate or any other third party to file, or encourage any affiliate or any third party to file, an opposition to the Settlement Approval Motion or the Settlement Agreement.

3.9 Governing Law; Jurisdiction.

(a) This Settlement Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof. Each Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Settlement Agreement in the Bankruptcy Court, and solely in connection with claims arising under this Settlement Agreement: (i) irrevocably submits to the exclusive jurisdiction and the constitutional authority of the Bankruptcy Court; (ii) waives any objection to laying venue in any such action or proceeding in the Bankruptcy Court; and (iii) waives any objection that the Bankruptcy Court is an inconvenient forum, does not have jurisdiction over any Party hereto, or lacks the constitutional authority to enter final orders in connection with such action or proceeding; provided, however, that this Settlement Agreement and the releases set forth herein may be submitted in any court, arbitration, and/or other legal proceeding to enforce the terms of such releases.

(b) Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding arising out of, or relating to, this Settlement Agreement or the transactions contemplated hereby (whether based on contract, tort, or any other theory). Each Party (i) certifies that no representative, agent, or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other Parties have been induced to enter into this Settlement Agreement by, among other things, the mutual waivers and certifications in this Section 3.9.

3.10 No Admission of Liability.

Each Party enters into this Settlement Agreement without admitting any liability or conceding any allegations not already expressly admitted. This Settlement Agreement and its provisions shall not be offered or received in evidence in any action or proceeding as an admission or concession of liability or wrongdoing of any nature on the part of any Party except that it may be offered and received in evidence solely to enforce this Settlement Agreement.

3.11 Third-Party Beneficiaries.

Except as otherwise explicitly set forth herein, nothing in this Settlement Agreement is intended to benefit or create any right or cause of action in or on behalf of any person other than the Parties hereto (and their affiliated persons and entities who are intended to be beneficiaries of the releases and settlements set forth herein).

3.12 Notices.

All notices hereunder shall be deemed given if in writing and delivered, if sent by electronic mail, courier, or registered or certified mail (return receipt requested) to the following addresses (or at such other addresses as shall be specified by like notice):

(a) if to a Settling Interest Holder, to:

Wachtell Lipton Rosen & Katz
51 W. 52nd Street
New York, New York 10019
Attention: Richard G. Mason, Emil A. Kleinhaus and Austin T. Witt
E-mail addresses:	rgmason@wlrk.com
eakleinhaus@wlrk.com
awitt@wlrk.com

(b) if to a Settling TCEH First Lien Creditor, to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention: Alan W. Kornberg, Brian S. Hermann, and Jacob A. Adlerstein
E-mail addresses:	akornberg@paulweiss.com
bhermann@paulweiss.com, jadlerstein@paulweiss.com

(c) if to the TCEH First Lien Agent (but only if made a Party hereto), to:

Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004
Attention: John R. Ashmead, Mark D. Kotwick and Thomas Ross Hooper
E-mail addresses:	ashmead@sewkis.com
kotwick@sewkis.com hooper@sewkis.com

(d) if to a Settling TCEH Unsecured Noteholder, to:

White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
Attention: Gregory Pryor and J. Christopher Shore
E-mail addresses:	gpryor@whitecase.com
cshore@whitecase.com

and

White & Case LLP
Southeast Financial Center
200 S. Biscayne Blvd., Suite 4900
Miami, Florida 33131
Attention: Thomas E Lauria and Matthew C. Brown
E-mail addresses:	tlauria@whitecase.com
mbrown@whitecase.com

(e) if to the TCEH Unsecured Notes Trustee (but only if made a Party hereto), to:

Patterson Belknap Webb & Tyler LLP
1133 Avenue of the Americas
New York, New York 10036
Attention: Daniel A. Lowenthal, Brian P. Guiney and Craig W. Dent
E-mail addresses:	dalowenthal@pbwt.com
bguiney@pbwt.com cdent@pbwt.com

(f) if to a Settling TCEH Second Lien Noteholder or to the TCEH Second Lien Notes Trustee (but only if made a Party hereto), to:

Brown Rudnick LLP
Seven Times Square
New York, NY 10036
Attention: Edward S. Weisfelner
E-mail address:	eweisfelner@brownrudnick.com

(g) if to the TCEH Official Committee, to:

Morrison & Foerster LLP
250 West 55th Street
New York, New York 10019-9601
Attention: Brett H. Miller, James M. Peck, Lorenzo Marinuzzi, and Todd M. Goren

E-mail addresses:	brettmiller@mofo.com
jpeck@mofo.com
lmarinuzzi@mofo.com
tgoren@mofo.com

(h) if to the Debtors, to:

Energy Future Holdings Corp., et al.
Energy Plaza
1601 Bryan Street
Dallas, Texas 75201
Attention: General Counsel
E-mail addresses:	stacey.dore@energyfutureholdings.com
andrew.wright@energyfutureholdings.com

with copies (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention: Edward O. Sassower, P.C., Stephen E. Hessler, and Brian E. Schartz
E-mail addresses:	esassower@kirkland.com
shessler@kirkland.com
bschartz@kirkland.com

and

Kirkland & Ellis LLP
300 North LaSalle Street
Chicago, IL 60654
Attention: James H.M. Sprayregen, P.C., Marc Kieselstein, P.C., Chad J. Husnick and Steven N. Serajeddini
E-mail addresses:	jsprayregen@kirkland.com
marc.kieselstein@kirkland.com
chusnick@kirkland.com
steven.serajeddini@kirkland.com

and

Proskauer Rose LLP
Three First National Plaza
70 W. Madison Street, Suite 3800
Chicago, IL 60602
Attention: Mark K. Thomas and Paul V. Possinger
Email addresses:	mthomas@ proskauer.com
ppossinger@proskauer.com

and

Cravath, Swaine and Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Attention: Philip A. Gelston
Email address:	pgelston@cravath.com

and

Jenner & Block LLP
919 Third Avenue
New York, NY 10022
Attention: Richard Levin
Email address:	rlevin@jenner.com

and

Munger, Tolles & Olson LLP
335 South Grand Avenue, 35th Floor
Los Angeles, CA 90071
Attention: Thomas B. Walper and Seth Goldman
Email addresses:	thomas.walper@mto.com
seth.goldman@mto.com;

or such other address as may have been furnished by a Party to each of the other Parties by notice given in accordance with the requirements set forth above. Any notice given by delivery, mail, or courier shall be effective when received.

3.13 Entire Agreement.

This Settlement Agreement, including any exhibits, annexes and/or schedules hereto and the exhibits, annexes, and/or schedules thereto, constitutes the entire agreement between the Parties concerning the subject matter of this Settlement Agreement and supersedes all prior negotiations, agreements and understandings, whether written or oral, between and among the Parties concerning the subject matter of this Settlement Agreement. Each of the Parties hereto acknowledges that it is executing this Settlement Agreement without reliance on any representations, warranties or commitments other than those representations, warranties and commitments expressly set forth in this Settlement Agreement.

3.14	Modification or Amendment.

This Settlement Agreement may be modified or amended only by written agreement executed by (i) the Required TCEH Creditor Parties, (ii) all of the undersigned Settling Interest Holders, (iii) the Debtors and (iv) the TCEH Official Committee; provided, however, that if the proposed modification, amendment, or supplement has a material, disproportionate, and adverse effect on any Settling Creditor (in its capacity as a TCEH First Lien Creditor, holder of TCEH Unsecured Note Claims, or holder of TCEH Second Lien Note Claims), then the consent of each such disproportionately affected Settling Creditor shall also be required to effectuate such modification, amendment, or supplement.

3.15 Further Assurances.

From and after the Settlement Effective Date, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as may reasonably be necessary from time to time to carry out the intent and purpose of this Settlement Agreement, and to consummate the transactions contemplated hereby and thereby.

3.16 Successors and Assigns.

Except as otherwise provided in this Settlement Agreement, this Settlement Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective successors, assigns, heirs, executors, administrators and representatives.

3.17 Interpretation.

This Settlement Agreement is the product of negotiations among the Parties, and the enforcement or interpretation of this Settlement Agreement is to be interpreted in a neutral manner and in accordance with section 102 of the Bankruptcy Code; and any presumption with regard to interpretation for or against any Party by reason of that Party (or its counsel) having drafted or caused to be drafted this Settlement Agreement or any portion of this Settlement Agreement, shall not be effective in regard to the interpretation of this Settlement Agreement.

3.18 Settlement Discussions.

This Settlement Agreement and the transactions contemplated herein are part of a proposed settlement among the Parties. Nothing herein shall be deemed an admission of any kind. To the extent provided by Federal Rule of Evidence 408, all applicable mediation privileges, and any applicable state rules of evidence, this Settlement Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Settlement Agreement.

3.19 Specific Performance.

It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Settlement Agreement by any Party, that such breach would represent irreparable harm, and that each non-breaching Party shall be entitled to specific performance and injunctive relief (without the posting of any bond and without proof of actual damages), but no other form of equitable relief, as the sole remedy for any such breach, including an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder; provided, that each Party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy.

3.20 Headings.

Titles and headings in this Settlement Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Settlement Agreement.

3.21 Execution of Agreement.

This Settlement Agreement may be executed in counterparts, and by the different Parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original. Delivery of an executed counterpart by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart.

3.22 Non-Severability of Agreement.

This Settlement Agreement is to be construed as a whole, and all provisions of it are to be read and construed together. Notwithstanding anything in this Settlement Agreement or the Settlement Order to the contrary, and in light of the integrated nature of the settlements and compromises embodied in this Settlement Agreement and the Settlement Order, in the event that (a) a court of competent jurisdiction enters a final order ruling that any of the provisions of this Settlement Agreement or the Settlement Order are void, invalid, illegal, or unenforceable in any material respect, or (b) any of the provisions of this Settlement Agreement or the Settlement Order are reversed, vacated, overturned, voided, or unwound in any material respect, then in each case, the entirety of this Settlement Agreement (other than this Section 3.22) shall be void ab initio and of no force and effect and, during any subsequent proceeding, the Parties shall not assert claim preclusion, issue preclusion, estoppel or any similar defense in respect of rights and claims of the Parties that were the subject of this Settlement Agreement prior to this Settlement Agreement being of no force or effect; provided, however, that, the Settlement Agreement being rendered void ab initio and of no force and effect in accordance herewith shall not impair the force and effect of the Plan Support Agreement or any order authorizing the Debtors entry into the Plan Support Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

ENERGY FUTURE HOLDINGS CORP.

TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

4CHANGE ENERGY COMPANY

4CHANGE ENERGY HOLDINGS LLC

BIG BROWN 3 POWER COMPANY LLC

BIG BROWN LIGNITE COMPANY LLC

BIG BROWN POWER COMPANY LLC

BRIGHTEN ENERGY LLC

BRIGHTEN HOLDINGS LLC COLLIN POWER COMPANY LLC

DALLAS POWER AND LIGHT COMPANY, INC.

DECORDOVA POWER COMPANY LLC

DECORDOVA II POWER COMPANY LLC

EAGLE MOUNTAIN POWER COMPANY LLC

EBASCO SERVICES OF CANADA LIMITED

EEC HOLDINGS, INC.

EECI, INC.

EFH AUSTRALIA (NO. 2) HOLDINGS COMPANY

EFH CG HOLDINGS COMPANY LP

EFH CG MANAGEMENT COMPANY LLC

EFH CORPORATE SERVICE COMPANY

EFH FINANCE (NO. 2) HOLDINGS COMPANY

EFH FS HOLDINGS COMPANY

EFH RENEWABLES COMPANY LLC

EFIH FINANCE INC.

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

GENERATION DEVELOPMENT COMPANY LLC

GENERATION MT COMPANY LLC

GENERATION SVC COMPANY

LAKE CREEK 3 POWER COMPANY LLC

LONE STAR ENERGY COMPANY, INC.

LONE START PIPELINE COMPANY, INC.

LSGT GAS COMPANY LLC

LSGT SACROC, INC.

LUMINANT BIG BROWN MINING COMPANY LLC

LUMINANT ENERGY COMPANY LLC

LUMINANT ENERGY TRADING CALIFORNIA COMPANY

LUMINANT ET SERVICES COMPANY

LUMINANT GENERATION COMPANY LLC

LUMINANT HOLDING COMPANY LLC

LUMINANT MINERAL DEVELOPMENT COMPANY LLC

LUMINANT MINING COMPANY LLC

LUMINANT RENEWABLES COMPANY LLC

MARTIN LAKE 4 POWER COMPANY LLC

MONTICELLO 4 POWER COMPANY LLC

MORGAN CREEK 7 POWER COMPANY LLC

NCA DEVELOPMENT COMPANY LLC

NCA RESOURCES DEVELOPMENT COMPANY LLC

OAK GROVE MANAGEMENT COMPANY LLC

OAK GROVE MINING COMPANY LLC

OAK GROVE POWER COMPANY LLC

SANDOW POWER COMPANY LLC

SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.

TCEH FINANCE , INC.

TEXAS ELECTRIC SERVICE COMPANY, INC.

TEXAS ENERGY INDUSTRIES COMPANY, INC.

TEXAS POWER AND LIGHT COMPANY, INC.

TEXAS UTILITIES COMPANY, INC.

TEXAS UTILITIES ELECTRIC COMPANY, INC.

TRADINGHOUSE 3 & 4 POWER COMPANY LLC

TRADINGHOUSE POWER COMPANY LLC

TXU ELECTRIC COMPANY, INC.

TXU ENERGY RECEIVABLES COMPANY LLC

TXU ENERGY RETAIL COMPANY LLC

TXU ENERGY SOLUTIONS COMPANY LLC

TXU RECEIVABLES COMPANY

TXU RETAIL SERVICES COMPANY

TXU SEM COMPANY

VALLEY NG POWER COMPANY LLC

VALLEY POWER COMPANY LLC

By:	/s/ Anthony R. Horton
Name: Anthony R. Horton
Title: Senior Vice President & Treasurer